UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of report (Date of earliest event reported): May 30, 2019 ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)
1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, US$0.01 par value	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                                      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                  Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareholders of Royal Caribbean Cruises Ltd. (the "Annual Meeting") was held on May 30, 2019. We had 209,644,507 outstanding shares of our common stock as of April 10, 2019, the record date for the Annual Meeting. 185,620,214 shares of common stock were represented in person or by proxy at the Annual Meeting, which was sufficient to constitute a quorum for the purpose of transacting business.

The final voting results for each proposal are set forth below:

Election of Directors
Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Brock	170,036,660	3,757,886	135,228	11,690,440
Richard D. Fain	166,833,002	5,772,657	1,324,115	11,690,440
Stephen R. Howe, Jr.	173,392,715	263,294	273,765	11,690,440
William L. Kimsey	161,361,192	12,427,911	140,671	11,690,440
Maritza G. Montiel	171,063,548	2,733,955	132,271	11,690,440
Ann S. Moore	168,340,963	5,452,220	136,591	11,690,440
Eyal M. Ofer	162,716,601	11,076,994	136,179	11,690,440
Thomas J. Pritzker	158,509,061	15,279,586	141,127	11,690,440
William K. Reilly	171,698,437	2,097,040	134,297	11,690,440
Vagn O. Sørensen	168,421,417	5,374,473	133,884	11,690,440
Donald Thompson	173,459,895	336,119	133,760	11,690,440
Arne Alexander Wilhelmsen	167,480,078	6,317,168	132,528	11,690,440

Each of the twelve nominees listed above was elected to the Board of Directors, having received the affirmative vote of a majority of the votes cast with respect to the election of directors.

Advisory Vote on Compensation of Named Executive Officers

Number
Votes For	164,104,983
Votes Against	8,313,362
Abstentions	1,511,429
Broker Non-Votes	11,690,440

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Ratification of the Auditors

Number
Votes For	177,217,458
Votes Against	8,231,835
Abstentions	170,921
Broker Non-Votes	0

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Shareholder Proposal Regarding Political Contributions Disclosure

Number
Votes For	59,753,428
Votes Against	113,671,241
Abstentions	505,105
Broker Non-Votes	11,690,440

The shareholder proposal was not approved, having failed to receive the affirmative vote of a majority of the votes cast with respect to such proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ROYAL CARIBBEAN CRUISES LTD.

Date:	May 31, 2019	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein Senior Vice President, General Counsel & Secretary
Title: